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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8098

Strong Asia Pacific Fund, Inc., on behalf of Strong Asia Pacific Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report     |    June 30, 2004

Strong

International

Funds

Strong Asia Pacific Fund

Strong Overseas Fund

Semiannual Report    |    June 30, 2004

Strong

International

Funds

Market Update From Dick Weiss

January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

. . .if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Asia Pacific Fund

For the six months ended June 30, 2004, the Strong Asia Pacific Fund posted a return of 3.79%. This placed it ahead of its broad-based benchmark, the MSCI AP Index, which returned -1.48% for the same period. While these results are moderate, particularly in comparison with the strong returns in 2003, they do build on the Fund’s long record of outperformance relative to the benchmark.

Two very different quarters

The overall environment in Asia remained positive as the economic recovery gained further ground. Two of the region’s (and world’s) largest economies, China and India, experienced dynamic rates of growth in Gross Domestic Product. Even those countries that had not previously participated in the region’s recent boom finally came to life, notably Japan and Singapore.

The year’s first quarter was, however, quite different from its second. The benchmark index rose by about 9% in the first quarter; that was followed by quite a sharp correction in the second quarter that erased the greatest part of those gains. This downturn was prompted primarily by Chinese authorities’ efforts to cool down their economy; the surprise defeat of the incumbent BJP party during elections in India also played a role.

In this dramatically changing environment, the Fund was able to demonstrate a careful balance between boldness and caution. On the one hand, it was able to outperform in the first quarter’s strong market; on the other, it was able to avoid giving away any of that outperformance in the second-quarter downturn.

A change of course in Japan

The most important strategic move the Fund made over the six months was to significantly increase our exposure to Japan. Our allocation to that country had rested at about 15% for much of 2003, though we raised it to 22% by the beginning of 2004. By the end of this year’s first half, we had raised our weighting in Japan to about 32%. This increase contributed positively to the Fund’s performance, as the Japanese market — after years of underperformance — finally outperformed the rest of Asia over the six-month period.

We made other changes to the Fund’s country weightings that also helped performance. We cut our exposure to Australia from about 10% at the beginning of the year to approximately 3%, as of the period’s end. We accomplished this by taking profits in Australian resource and commodity stocks, a strategy that worked out well as their prices subsequently were hit by the deliberate slowing of China’s economy.

Less successful so far have been our significant weightings in Thailand, which continued to be relatively weak, and Singapore, where stock prices have yet to reflect that country’s improved economic performance.

How we select holdings

One example of a holding that illustrates our stock-selection method is the Japanese company USS, that country’s leading auctioneer of cars. The company was the Fund’s largest holding by the end of the period, representing more than 3% of assets. As is typical, we used both a macro and microeconomic approach in identifying this company for the portfolio. From a top-down, macro perspective, USS met our intended goal of increasing the Fund’s exposure to the improving Japanese economy, specifically the consumer-driven domestic demand side of that economy.

The company also had bottom-up, micro appeal on a number of fronts. For one, it is not an obvious choice for Japanese automobile exposure; the company thus has some freshness and is not widely held or covered. Also, the idea was driven by close observation of the company and local knowledge from years of working in Japan. Finally, USS is a fast-growing company; it is benefiting from a resurgence of Japanese consumer spending and the increasing popularity in that country of buying cars by auction.

Asian prospects appear strong

Given that the pace of economic recovery and growth throughout Asia is moving at a faster pace than it was in 2003, we have every confidence that Asian markets will resume their upward trend. We believe that after a dull and probably “sideways” summer, it is possible that a year-end rally could materialize again later this year.

At this point, the areas of concern we see are of a short-term nature. We believe that a strategy of careful accumulation during these somewhat quiet months could be a sensible one that may offer rewards over the longer term.

Thank you for your investment and continued confidence in the Strong Asia Pacific Fund.

Anthony L.T. Cragg

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	44.62%
5-year	2.35%
10-year	1.45%
Since Fund Inception (12-31-93)	1.22%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

Growth of an Assumed $10,000 Investment†

from 12-31-93 to 6-30-04

The Fund has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.
Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex Japan Index (“MSCI AP”) and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The MSCI AC (All Country) Asia Pacific Free ex Japan Index (“MSCI AP”) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific Region Funds Index is the average of the 30 largest funds in the Lipper Pacific Region Funds Category. These funds concentrate investments in equity securities with primary trading markets or operations concentrated in the western pacific basin region or single country within this region. Source of the MSCI AP Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Overseas Fund

The Strong Overseas Fund Investor Class rose 4.41% during the six months ended June 30, 2004. This result slightly trailed the 4.56% total return of the Fund’s benchmark, the MSCI EAFE Index, over the comparable period.

The relative underperformance primarily can be attributed to weakness in the Fund’s country allocation. In particular, the Fund was hurt by exposure to Brazilian and South African metals and mining stocks, which fell sharply in response to commodity prices correcting from recent peaks. Compared to the MSCI EAFE Index, overweight positions in Hong Kong and Singapore also detracted from performance, although the underweight exposure to the U.K. market did help results.

These negative results were partially counterbalanced by strong results from some of the Fund’s large holdings. As global investors became more risk-averse in the first half of 2004, they increasingly favored high-quality, defensive growth stocks. Those investments that did best tended to have consistent sales and earnings growth, strong balance sheets, and strong leadership — the same types of qualities we favor for the portfolio. Among the names that met these criteria and helped our performance during the past six months were Tesco, the United Kingdom-based food retailer; Essilor, a French optical-supplies manufacturer; Canon, the Japanese imaging solutions giant; and Autoliv, a Swedish maker of automotive-safety equipment.

Change in investor sentiment

World stock market performance was mixed during the past six months, reflecting a shift from the “risk seeking” investor attitude in 2003. The first quarter of 2004 was characterized by continued optimism surrounding global economic expansion and corporate earnings growth. Asia — especially China and Japan — was the prime beneficiary of this sentiment.

During the second quarter, however, investors grew increasingly sensitive to geopolitical and economic risks. Continued tensions in the Middle East, high oil prices, and early signs of a slowdown in China dampened stock investors’ enthusiasm. Against this backdrop, Europe’s markets posted the stronger returns, while Asian stock markets tumbled as investors sold securities to lock in profits.

Asian opportunities

During the past year, Asia, and especially China, has been a key region for global investors. China’s fast-growing economy has led to strong demand for goods and services, and the country’s low-cost manufacturing base and growing “middle class” of consumers has generated strong export growth from such countries as Japan and Germany. It also has generated new sources of demand for the world’s major multinational companies.

Although the Fund had no direct investment in China, it did benefit from its economic growth by owning companies such as Japan’s Komatsu, a construction-equipment firm that supplies heavy machinery for China’s infrastructure development needs. We also had previously identified the metals and mining sector as a beneficiary of China’s demand for raw materials, leading to positions in companies including Australia-based BHP Billiton and Brazil-based Companhia Vale do Rio Doce (CVRD).

China’s high growth potential, however, comes with a high degree of risk. It was reasonable to assume that China’s economy would eventually slow down — as it did late in the period — and that companies and markets supplying the country would feel an eventual negative impact. In response to this concern, we reduced our holdings in Komatsu and CVRD and eliminated our U.K.-based Anglo American position.

Japan was an important factor for the Fund’s performance during the past six months. Among the world’s largest stock markets, Japan has turned in the best performance during the period, even after a second quarter correction. After a decade-long recession, the country’s economy has been enjoying a strong recovery as consumer and business spending along with export growth have increased. The Fund’s holdings in Japan were balanced among large exporters such as Toyota Motor and Hitachi, companies tied to increases in consumer spending such as department stores Hankyu and Daimaru, and economically sensitive industrials including Kansai Paint and East Japan Railway.

Moderate returns ahead?

Stocks are expected to deliver moderate returns in 2004, against a backdrop of continued economic expansion and moderate inflation. At current levels, global equities appear reasonably valued. Further gains are likely to come if corporate earnings can meet or exceed realistic investor expectations. In this environment, we continue to favor companies showing improved profitability and with the best prospects for increased sales growth. We also are favoring those companies offering investors an attractive valuation relative to their history and their competitors.

Thank you for your investment in the Strong Overseas Fund.

Stacey Ho	Katherine Schapiro
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	27.16%
5-year	–0.07%
Since Inception (6-30-98)	3.36%

Institutional Class[1]
1-year	27.90%
5-year	0.08%
Since Inception (6-30-98)	3.50%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

Growth of an Assumed $10,000 Investment†

from 6-30-98 to 6-30-04

The Fund has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.
Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

[1]	The performance of the Institutional Class shares prior to 12-31-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG ASIA PACIFIC

	Shares or Principal Amount	Value (Note 2)
Common Stocks 90.7%
Australia 3.0%
Norwood Abbey, Ltd. (b)	1,310,000	$840,738
Oxiana, Ltd. (b)	2,000,000	1,169,180
Zinifex, Ltd. (b)	1,150,000	1,429,625

		3,439,543
Bermuda 1.6%
Bio-Treat Technology, Ltd. (b)	1,800,000	943,122
Midland Realty (Holdings), Ltd.	4,130,000	888,667

		1,831,789
Canada 0.9%
Sino-Forest Corporation Class A (b)	425,000	784,380
Sino Forest Corporation (subordinate voting) (b)	150,000	276,840

		1,061,220
Cayman Islands 0.8%
Heng Tai Consumables Group, Ltd.	7,800,000	912,305

China 0.5%
The China Heartland Fund, Ltd. (Acquired 6/19/99; Cost $53,770) (b) (c) (f)	10,754	94,850
Zhejiang Glass Company, Ltd.	2,400,000	472,875

		567,725
Hong Kong 4.5%
China Insurance International Holdings Company, Ltd.	2,224,000	990,464
First Pacific Company, Ltd. (b)	8,700,000	1,961,307
Guoco Group, Ltd.	263,000	2,195,019

		5,146,790
India 3.9%
Ashok Leyland, Ltd. (b)	2,400,000	1,190,860
Indian Hotels Company, Ltd.	202,200	1,543,012
Pantaloon Retail India, Ltd.	240,000	1,677,215

		4,411,087
Indonesia 2.0%
Bank Internasional Indonesia Tbk PT (b)	149,100,000	2,324,993

Japan 31.7%
Daibiru Corporation	281,000	1,940,909
Dentsu, Inc.	480	1,245,564
Fanuc, Ltd.	49,000	2,957,862
iShares MSCI Japan Index Fund	300,800	3,194,496
Jafco Company, Ltd.	26,000	2,009,292
Japan Securities Finance Company, Ltd.	385,000	2,434,689
Japan Wind Development Company, Ltd. (b)	850	2,364,311
Mitsubishi Tokyo Financial Group, Inc.	225	2,107,403
Mori Seiki Company, Ltd.	220,600	1,939,867
New Japan Securities, Ltd.	594,000	2,227,767
Nomura Holdings, Inc.	135,000	2,019,563
Shiseido Company, Ltd.	100,000	1,266,636
Softbank Corporation	44,000	1,965,234
Sumitomo Realty & Development Company, Ltd.	140,000	1,752,951
Sumitomo Rubber Industries, Ltd.	195,000	1,760,504
Takeda Chemical Industries, Ltd.	33,000	1,458,840
USS Company, Ltd.	41,800	3,619,210

		36,265,098
Malaysia 5.8%
Asas Dunia BHD	6,000,000	1,709,401
Eastern and Oriental BHD	3,750,000	831,652
Malton BHD (f)	236,500	41,773
Media Prima BHD (b)	1,228,500	504,398
OSK Holdings BHD	1,575,900	648,531
Pos Malaysia & Services Holdings BHD	3,257,000	1,791,586
YTL Corporation BHD	945,000	1,168,970

		6,696,311
Singapore 18.4%
The Ascott Group, Ltd.	5,334,000	1,356,377
Cerebos Pacific, Ltd.	648,000	1,134,960
DBS Group Holdings, Ltd.	249,000	2,094,001
Fortune Real Estate Investment Trust (b)	3,012,000	2,087,012
Fu Yu Corporation, Ltd.	2,700,000	1,455,243
Kim Eng Holdings, Ltd.	3,120,000	2,164,733
Overseas Union Enterprise, Ltd.	380,000	1,559,644
Parkway Holdings, Ltd.	2,050,000	1,342,070
San Teh, Ltd.	3,297,000	914,179
SBS Transit, Ltd.	2,508,000	2,340,761
SIA Engineering Company, Ltd.	1,770,000	2,147,117
Singapore Press Holdings, Ltd.	1,001,725	2,428,772

		21,024,869
South Korea 4.4%
Cheil Communications, Inc.	15,800	2,157,089
Entergisul Company, Ltd. (b)	120,218	1,942,475
Samsung Securities Company, Ltd.	60,000	992,713

		5,092,277
Taiwan 4.2%
China Steel Corporation	1,433,000	1,364,832
President Chain Store Corporation	620,000	1,179,486
Yuanta Core Pacific Securities Co.	3,600,000	2,270,254

		4,814,572
Thailand 7.2%
The Bank of Asia PCL (b)	7,800,000	976,621
Bumrungrad Hospital (b)	6,185,000	1,998,580
Chonburi Concrete Product PCL	1,467,000	1,247,938
Lalin Property PCL	4,579,600	748,882
Major Cineplex Group PCL	4,075,000	1,412,042
Mida Assets PCL	411,700	172,046
Royal Garden Resort PCL	15,000,000	925,336
Vanachai Group PCL	3,000,000	787,604

		8,269,049
United Kingdom 1.8%
Guinness Peat Group PLC	1,639,259	2,038,153

Total Common Stocks (Cost $104,695,912)		103,895,781

Warrants 0.3%
Japan 0.0%
Sony Corporation, Expire 7/16/04 (f)	3,400	1,700
Malaysia 0.2%
Talam Corporation BHD, Expire 11/09/05	3,000,000	272,404
Thailand 0.1%
Major Cineplex Group, Expire 2/02/07 (b) (f)	893,750	79,639

Total Warrants (Cost $713,076)		353,743

Short-Term Investments (a) 9.0%
United States
HSBC Bank USA	$10,300,000	10,300,000
U.S. Cayman Eurodollar Call Deposit	100	100

Total Short-Term Investments (Cost $10,300,100)		10,300,100

Total Investments in Securities (Cost $115,709,088) 100.0%		114,549,624
Other Assets and Liabilities, Net 0.0%		(14,147)

Net Assets 100.0%		$114,535,477

STRONG OVERSEAS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.6%
Australia 2.0%
BHP Billiton, Ltd.	197,222	$1,728,233
BlueScope Steel, Ltd.	130,691	620,964

		2,349,197
Belgium 0.9%
Fortis	48,000	1,069,994

Bermuda 0.5%
Jardine Matheson Holdings, Ltd.	53,800	592,484

Brazil 1.8%
Companhia Vale do Rio Doce Sponsored ADR	24,200	1,150,710
Petroleo Brasileiro SA Petrobras Sponsored ADR	33,900	951,573

		2,102,283
Canada 3.2%
Bank of Nova Scotia	41,400	1,112,573
Encana Corporation	59,155	2,557,214

		3,669,787
Finland 1.0%
UPM-Kymmene Oyj	57,600	1,098,246

France 10.7%
Aventis SA	21,300	1,617,586
BNP Paribas SA	25,000	1,549,999
Business Objects SA Sponsored ADR (b)	59,000	1,335,170
Essilor International SA	32,050	2,102,944
Groupe Danone	28,080	2,462,650
L’Oreal SA	22,425	1,803,673
Total SA	7,900	1,518,558

		12,390,580
Germany 6.2%
E.On AG	23,100	1,680,491
Fresenius Medical Care AG	19,200	1,437,451
Puma AG	5,000	1,281,470
Schering AG	21,000	1,244,189
Siemens AG	21,200	1,540,170

		7,183,771
Hong Kong 2.4%
Hutchison Whampoa, Ltd.	154,300	1,059,278
Swire Pacific, Ltd. A Shares	264,500	1,720,764

		2,780,042
Ireland 2.0%
Bank of Ireland	129,400	1,733,656
Connemara Green Marble Quarries PLC (Acquired 11/21/96 - 6/20/97; Cost $635,000) (b) (c) (d) (f)	254,000	0

Ryanair Holdings PLC ADR (b)	17,200	563,816

		2,297,472
Italy 4.5%
Credito Italiano SA	233,400	1,158,189
ENI Spa	135,200	2,709,787
Telecom Italia Spa	417,099	1,304,286

		5,172,262
Japan 20.8%
Canon, Inc.	38,200	2,041,266
Disco Corporation	30,700	1,313,776
East Japan Railway Company	235	1,324,348
Hankyu Department Stores, Inc.	125,000	1,096,208
Hitachi, Ltd.	244,500	1,706,657
House Foods Corporation	87,600	1,244,076
Kansai Paint Company, Ltd.	243,000	1,494,330
Komatsu, Ltd.	206,900	1,265,496
Lawson, Inc.	14,900	618,716
Matsumotokiyoshi Company, Ltd.	35,000	1,064,207
Mitsubishi Heavy Industries, Ltd.	421,300	1,151,977
Mitsui Marine and Fire Insurance Company, Ltd.	204,000	1,937,348
Nippon Telegraph & Telephone Corporation	340	1,825,796
The Daimaru, Inc.	139,000	1,270,700
Tokyo Gas Company, Ltd.	484,600	1,726,837
Toyota Motor Corporation	42,850	1,750,480
Uni-Charm Corporation	23,000	1,152,945

		23,985,163
Mexico 2.4%
America Movil SA de CV	519,000	947,378
Cemex SA de CV Sponsored ADR	32,000	931,200
Wal-Mart de Mexico SA de CV	280,500	835,854

		2,714,432
Netherlands 5.0%
ING Groep NV	86,000	2,045,011
Koninklijke Ahold NV (b)	73,200	578,964
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	48,700	1,324,640
Royal Dutch Petroleum Company - New York Shares	18,500	955,895
STMicroelectronics NV	40,000	885,675

		5,790,185
Singapore 4.2%
DBS Group Holdings, Ltd.	210,800	1,772,753
Flextronics International, Ltd. (b)	100,000	1,595,000
Singapore Technologies Engineering, Ltd.	1,250,000	1,516,636

		4,884,389
South Africa 1.3%
Gold Fields, Ltd. Sponsored ADR	137,400	1,444,074

South Korea 0.7%
Samsung Electronics	1,900	790,630

Spain 2.5%
Banco Santander Central Hispano SA	129,100	1,351,216
Telefonica SA Sponsored ADR	33,907	1,513,269

		2,864,485
Sweden 2.6%
Autoliv, Inc.	44,400	1,868,362
Sandvik AB	32,800	1,128,598

		2,996,960
Switzerland 5.7%
Nestle SA	7,540	2,018,897
Novartis AG Sponsored ADR	38,320	1,705,240
UBS AG Registered	20,950	1,486,713
Zurich Financial Services AG (b)	8,700	1,382,011

		6,592,861
United Kingdom 17.2%
Boots Group PLC	76,240	958,050
BP PLC Sponsored ADR	29,800	1,596,386
Diageo PLC	125,100	1,695,720
GlaxoSmithKline PLC Sponsored ADR	30,800	1,276,968
HBOS PLC	44,500	555,308
HSBC Holdings PLC (Hong Kong Regulated)	78,400	1,178,302
HSBC Holdings PLC	37,000	553,652
Kingfisher PLC	212,000	1,109,861
Lloyds TSB Group PLC	146,300	1,152,625
Reed Elsevier PLC	111,000	1,084,420
Royal Bank of Scotland PLC	67,800	1,967,685
Tesco PLC	550,400	2,676,246

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG OVERSEAS FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United Utilities PLC	145,000	$1,366,561
Vodafone Group PLC	1,216,000	2,681,059

		19,852,843

Total Common Stocks (Cost $ 86,574,107)		112,622,140

Short-Term Investments (a) 2.1%
Repurchase Agreements (e)
United States
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,432,151); Collateralized by: United States Government & Agency Issues	$2,432,100	2,432,100

Total Short-Term Investments (Cost $ 2,432,100)		2,432,100

Total Investments in Securities (Cost $89,006,207) 99.7%		115,054,240
Other Assets and Liabilities, Net 0.3%		317,918

Net Assets 100.0%		$115,372,158

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	Illiquid security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

(In Thousands, Except Per Share Amounts)

Strong Asia Pacific Fund
Assets:
Investments in Securities, at Value (Cost $115,709)	$114,550
Receivable for Securities Sold	18
Receivable for Fund Shares Sold	26
Dividends and Interest Receivable	215
Other Assets	51

Total Assets	114,860

Liabilities:
Payable for Fund Shares Redeemed	125
Cash Overdraft Liability	142
Accrued Operating Expenses and Other Liabilities	58

Total Liabilities	325

Net Assets	$114,535

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$108,470
Undistributed Net Investment Income (Loss)	569
Undistributed Net Realized Gain (Loss)	6,652
Net Unrealized Appreciation/Depreciation	(1,156)

Net Assets	$114,535

Capital Shares Outstanding (Unlimited Number Authorized)	12,334

Net Asset Value Per Share	$9.29

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Overseas Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $ 88,371)	$115,054
Affiliated Issuers (Cost of $ 635)	—
Dividends and Interest Receivable	407
Other Assets	36

Total Assets	115,497

Liabilities:
Payable for Fund Shares Redeemed	1
Accrued Operating Expenses and Other Liabilities	124

Total Liabilities	125

Net Assets	$115,372

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$123,478
Undistributed Net Investment Income (Loss)	1,115
Undistributed Net Realized Gain (Loss)	(35,272)
Net Unrealized Appreciation/Depreciation	26,051

Net Assets	$115,372

Investor Class ($ and shares in full)
Net Assets	$115,203,833
Capital Shares Outstanding (Unlimited Number Authorized)	9,671,908

Net Asset Value Per Share	$11.91

Institutional Class ($ and shares in full)
Net Assets	$168,325
Capital Shares Outstanding (Unlimited Number Authorized)	14,089

Net Asset Value Per Share	$11.95

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Asia Pacific Fund
Income:
Dividends (net of foreign withholding taxes of $116)	$1,436
Interest	46

Total Income	1,482

Expenses:
Investment Advisory Fees	410
Administrative Fees	164
Custodian Fees	107
Shareholder Servicing Costs	184
Reports to Shareholders	32
Other	40

Total Expenses before Expense Offsets	937
Expense Offsets (Note 4)	(24)

Expenses, Net	913

Net Investment Income (Loss)	569

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	9,859
Foreign Currencies	19

Net Realized Gain (Loss)	9,878
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(9,659)
Foreign Currencies	3

Net Change in Unrealized Appreciation/Depreciation	(9,656)

Net Gain (Loss) on Investments	222

Net Increase (Decrease) in Net Assets Resulting from Operations	$791

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Overseas Fund
Income:
Dividends (net of foreign withholding taxes of $235)	$2,099
Interest	14

Total Income	2,113

Expenses (Note 4):
Investment Advisory Fees	506
Administrative Fees	202
Custodian Fees	43
Shareholder Servicing Costs	377
Reports to Shareholders	88
Other	72

Total Expenses before Expense Offsets	1,288
Expense Offsets	(290)

Expenses, Net	998

Net Investment Income (Loss)	1,115

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	12,407
Foreign Currencies	12

Net Realized Gain (Loss)	12,419
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(7,484)
Foreign Currencies	(8)

Net Change in Unrealized Appreciation/Depreciation	(7,492)

Net Gain (Loss) on Investments	4,927

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,042

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Asia Pacific Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$569	$319
Net Realized Gain (Loss)	9,878	15,683
Net Change in Unrealized Appreciation/Depreciation	(9,656)	12,451

Net Increase (Decrease) in Net Assets Resulting from Operations	791	28,453
Distributions from Net Investment Income	(355)	(917)

Capital Share Transactions:
Proceeds from Shares Sold	82,235	158,243
Proceeds from Reinvestment of Distributions	322	830
Proceeds from Redemption Fees	55	267
Payment for Shares Redeemed	(61,554)	(151,293)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	21,058	8,047

Total Increase (Decrease) in Net Assets	21,494	35,583

Net Assets:
Beginning of Period	93,041	57,458

End of Period	$114,535	$93,041

Undistributed Net Investment Income (Loss)	$569	$355

Transactions in Shares of the Fund:
Sold	8,550	21,777
Issued in Reinvestment of Distributions	33	94
Redeemed	(6,614)	(21,653)

Net Increase (Decrease) in Shares of the Fund	1,969	218

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Overseas Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$1,115	$1,013
Net Realized Gain (Loss)	12,419	(3,312)
Net Change in Unrealized Appreciation/Depreciation	(7,492)	45,371

Net Increase (Decrease) in Net Assets Resulting from Operations	6,042	43,072

Distributions:
From Net Investment Income:
Investor Class	(32)	(1,016)
Institutional Class	—	(2)

Total Distributions	(32)	(1,018)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,767)	29,824

Total Increase (Decrease) in Net Assets	(40,757)	71,878

Net Assets:
Beginning of Period	156,129	84,251

End of Period	$115,372	$156,129

Undistributed Net Investment Income (Loss)	$1,115	$32

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ASIA PACIFIC FUND

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.98	$5.66	$6.18		$7.13	$7.79		$9.62	$5.43
Income From Investment Operations:
Net Investment Income (Loss)	0.04	0.03	(0.00	)(d)	(0.06)	(0.00	)(d)	(0.19)	0.05
Net Realized and Unrealized Gains (Losses) on Investments	0.30	3.38 (e)	(0.48)		(0.83)	(0.30)		(1.24)	4.14

Total from Investment Operations	0.34	3.41	(0.48)		(0.89)	(0.30)		(1.43)	4.19
Less Distributions:
From Net Investment Income	(0.03)	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)	—

Total Distributions	(0.03)	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)	—

Net Asset Value, End of Period	$9.29	$8.98	$5.66		$6.18	$7.13		$7.79	$9.62

Ratios and Supplemental Data
Total Return	+3.79%	+60.25%	–7.78%		–12.50%	–3.84%		–16.22%	+77.16%
Net Assets, End of Period (In Millions)	$115	$93	$57		$38	$56		$57	$103
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%*	2.0%	2.3%		2.4%	2.0	%*	1.7%	2.0%
Ratio of Expenses to Average Net Assets	1.7%*	1.7%	2.0%		2.0%	2.0	%*	1.7%	1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	0.5%	(0.4)%		(0.2)%	(0.3	)%*	(0.3)%	0.2%
Portfolio Turnover Rate	85.6%	285.9%	158.9%		165.5%	22.9%		181.5%	206.1%

STRONG OVERSEAS FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.41		$8.69	$10.86	$13.66	$15.17	$14.37	$8.20
Income From Investment Operations:
Net Investment Income (Loss)	0.12		0.07 (f)	(0.01)	0.01	(0.03)	(0.04)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	0.38		2.72 (g)	(2.16)	(2.63)	(1.48)	0.84	6.25

Total from Investment Operations	0.50		2.79	(2.17)	(2.62)	(1.51)	0.80	6.17
Less Distributions:
From Net Investment Income	(0.00	)(d)	(0.07)	—	(0.18)	—	—	—

Total Distributions	—		(0.07)	—	(0.18)	—	—	—

Net Asset Value, End of Period	$11.91		$11.41	$8.69	$10.86	$13.66	$15.17	$14.37

Ratios and Supplemental Data
Total Return	+4.41%		+32.16%	–19.98%	–19.15%	–9.95%	+5.57%	+75.24%
Net Assets, End of Period (In Millions)	$115		$156	$84	$25	$41	$45	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9	%*	1.9%	2.1%	2.5%	1.9%*	1.8%	2.0%
Ratio of Expenses to Average Net Assets	1.5	%*	1.5%	1.8%	1.9%	1.9%*	1.7%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7	%*	0.8%	(0.1)%	0.1%	(1.3)%*	(0.3)%	(0.9)%
Portfolio Turnover Rate(h)	11.4%		40.7%	45.9%	169.2%	12.8%	116.6%	106.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Includes $0.03 is redemption fees (Note 2R).
(f)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(g)	Includes $0.01 in redemption fees (Note 2R).
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OVERSEAS FUND — INSTITUTIONAL CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.41		$8.69

Income From Investment Operations:
Net Investment Income (Loss)	0.14		0.11 (c)
Net Realized and Unrealized Gains (Losses) on Investments	0.40		2.74

Total from Investment Operations	0.54		2.85

Less Distributions:
From Net Investment Income	(0.00	)(f)	(0.13)

Total Distributions	—		(0.13)

Net Asset Value, End of Period	$11.95		$11.41

Ratios and Supplemental Data
Total Return	+4.76%		+32.77%
Net Assets, End of Period (In Millions)	$0	(d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.8	%*	7.6%
Ratio of Expenses to Average Net Assets	0.9	%*	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3	%*	1.2%
Portfolio Turnover Rate(e)	11.4%		40.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong International Funds (the “Funds”), each with its own investment objectives and policies:

– Strong Asia Pacific Fund (a series fund of Strong Asia Pacific Fund, Inc.)

– Strong Overseas Fund (a series fund of Strong International Equity Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Asia Pacific Fund offers Investor Class shares. Strong Overseas Fund offers Investor Class and Institutional Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Institutional Class shares are generally available to investors that meet certain higher initial investment minimums.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day based on the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day based on the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued based on the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at June 30, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Asia Pacific Fund	$53,770	$94,850	0.1%
Strong Overseas Fund	$635,000	—	0.0%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets and indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets and indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid asset equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position of the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position of the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations. At June 30, 2004, the Funds had no securities on loan.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — All share classes of Strong Asia Pacific Fund and Strong Overseas Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and the Statements of Changes in Net Assets or in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.75%. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Administration fees, which are established by terms of the administration agreement, are based on an annualized rate of 0.30% for Investor Class shares of Strong Asia Pacific Fund and Strong Overseas Fund, and 0.02% for Strong Overseas Fund – Institutional Class shares.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Asia Pacific Fund and Strong Overseas Fund Investor Class until May 1, 2005 to keep Net Annual Operating Expenses at no more than 2.00% and 1.50%, respectively. Transfer agent and related service fees for Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agency fees and related services for the Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer agent fees

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Asia Pacific Fund	$35,521	$184,812	$431	$2,160
Strong Overseas Fund	76,713	377,840	4,222	3,676

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Overseas Fund
Investor Class	$202,144	$376,962	$84,979	$5,084
Institutional Class	17	15	3,358	—

For the six months ended June 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Asia Pacific Fund	$(13,526)	$—	$(10,337)	$—
Strong Overseas Fund
Investor Class	(263,339)	—	—	—
Institutional Class	(3,310)	—	—	—
Fund Level	(12,033)	—	(11,215)	(11)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2004, there were no borrowings by Strong Asia Pacific Fund. Strong Overseas Fund had minimal borrowings under the LOC during the period. At June 30, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Asia Pacific Fund	$98,832,410	$84,525,985
Strong Overseas Fund	15,036,493	62,533,945

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Asia Pacific Fund	$116,372,782	$6,413,998	$(8,237,156)	$(1,823,158)
Strong Overseas Fund	89,268,923	27,104,907	(1,319,590)	25,785,317

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Asia Pacific Fund	$2,103,529	$—
Strong Overseas Fund	33,806,392	—

Net capital loss carryovers of $3,273,314 for Strong Overseas Fund are scheduled to expire in 2004.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Overseas Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$13,153,413	$50,474,466
Transfer in from Merger (Note 10)	—	42,130,605
Proceeds from Reinvestment of Distributions	26,396	807,560
Proceeds from Redemption Fees	1,577	82,919
Payment for Shares Redeemed	(59,952,193)	(63,793,781)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,770,807)	29,701,769

INSTITUTIONAL CLASS
Proceeds from Shares Sold	26,703	130,555
Proceeds from Reinvestment of Distributions	40	1,719
Proceeds from Redemption Fees	2	41
Payment for Shares Redeemed	(22,713)	(10,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,032	122,216

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(46,766,775)	$29,823,985

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,116,502	5,395,391
Transfer in from Merger (Note 10)	—	5,075,976
Issued in Reinvestment of Distributions	2,318	71,339
Redeemed	(5,120,060)	(6,562,498)

Net Increase (Decrease) in Shares	(4,001,240)	3,980,208

INSTITUTIONAL CLASS
Sold	2,251	14,674
Issued in Reinvestment of Distributions	3	152
Redeemed	(1,922)	(1,069)

Net Increase (Decrease) in Shares	332	13,757

9.	Investments in Affiliates

Affiliated issuers, as defined under 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2004, is as follows:

Strong Overseas Fund	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2004	Value June 30, 2004	Investment Income Jan. 1, 2004- June 30, 2004	Realized Gain/Loss on Sales
Connemara Green Marble Quarries PLC	254,000	—	—	254,000	$—	$—	$—

10.	Acquisition Information

Effective March 28, 2003, Strong Overseas Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund. Strong Overseas Fund issued 5,075,976 Investor Class shares (valued at $42,130,605) for the outstanding shares of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund on March 28, 2003. The aggregate net assets of Strong Overseas Fund, Strong Foreign MajorMarketsSM Fund, and Strong International Stock Fund immediately before the acquisition were $81,691,826, $1,831,037, and $40,299,568, respectively. The combined net assets of Strong Overseas Fund immediately after the acquisition were $123,822,431. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included net unrealized depreciation on investments of $76,881 and $7,126,934, respectively. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included accumulated net realized losses of $1,451,867 and $54,588,078, respectively. Subject to IRS regulations, Strong Overseas Fund may use $655,166 and $14,421,926, of capital loss carryovers from Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund, respectively. Strong Overseas Fund results of operations shown herein, do not include the results of operations for Strong Foreign MajorMarketsSM Fund or Strong International Stock Fund prior to March 28, 2003.

11.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

12.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company (for the Strong Overseas Fund)

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Brown Brothers Harriman (for the Strong Asia Pacific Fund)

40 Water Street, Boston, Massachusetts 02109

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45363 08-04

SINT/WH2170 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Asia Pacific Fund, Inc., on behalf of Strong Asia Pacific Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004